UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/13

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 28, 2013

Altegris Macro Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MCRAX)
Class C (MCRCX)
Class I (MCRIX)
Class N (MCRNX)

SUB-ADVISED BY
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

888.524.9441

www.altegris.com/mutualfunds

Altegris Macro Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending March 28, 2013

Dear Investor:

Market and Performance Summary

The 12-month period ending March 28, 2013 was influenced by several key themes: 1) the debt-laden Eurozone remaining in a state of flux; 2) significant monetary easing across the developed world, leading to highly correlated G7 currency markets; and 3) a US equity market that continued its ascent as the Fed Reserve Bank’s balance sheet grew. As fears over Eurozone troubles slowly receded during the period, a central bank reflationary effort pushed not only US equity markets to new heights, but also other developed world stock indices. Toward the latter half of the period, Japan also joined the policy party through new Prime Minister Shinzo Abe’s rhetoric and ultimate decision to pursue an aggressive policy to re-inflate the dormant Japanese economy.  The result of this has been a strengthening Japanese stock market and a weakening yen.

With market movement exhibiting little connection to underlying fundamental drivers for much of the period, the Altegris Macro Strategy Fund’s discretionary managers opted to sit on the sidelines, keeping exposures relatively low, rather than play in a game where they didn’t know the rules. This was a justifiable stance given the environment, but one which helped lead to relatively underwhelming results for the Fund in such a strong 12 months for developed market stock indices. Accordingly, foreign exchange (FX) emerged as the major driver of performance for the Fund during the period—with long yen positions being the largest contributor to negative attribution.

As shown in Figure 1, the Altegris Macro Strategy Fund’s Class A (at NAV), Class N, Class I and Class C shares returned -9.00%, -9.01%, -8.77% and -9.65%, respectively, for the 12 months ending in March 2013. During this same period, the Barclay Global Macro Index returned 2.86% (estimated), the Bank of America Merrill Lynch 3-Month Treasury Bill Index returned 0.11% (estimated), and the Altegris 40 Index, which tracks the performance of 40 of the largest managed futures programs as reported to Altegris, was down -0.56% (estimated). The Fund managed $330 million in net assets at the end of the period under review.

Figure 1: Altegris Macro Strategy Fund Performance Review | April 1, 2012-March 28, 2013
	Annualized		Quarterly Returns
	1-Year	Since Inception*	Q1 2013	Q4 2012	Q3 2012	Q2 2012
Class A (NAV)	-9.00%	-7.35%	-2.47%	-6.40%	-0.21%	-0.10%
Class A (max load)**	-14.20%	-10.31%	-8.03%	-11.77%	-5.92%	-5.82%
Class I (NAV)	-8.77%	-7.12%	-2.35%	-6.48%	0.00%	-0.10%
Class N (NAV)	-9.01%	-7.41%	-2.47%	-6.51%	-0.10%	-0.10%
BofA Merrill Lynch 3-Month T-Bill Index	0.11%	0.08%	0.02%	0.04%	0.03%	0.02%
Altegris 40 Index***	-0.56%	-2.31%	2.77%	-2.88%	0.98%	-1.34%
Barclay Global Macro Index***	2.86%	1.01%	3.06%	0.04%	2.46%	-2.63%
S&P 500 TR Index	13.96%	12.62%	10.61%	-0.38%	6.35%	-2.75%
MSCI World Index	9.34%	3.98%	7.17%	2.06%	6.13%	-5.81%
		10/20/11-03/28/13
Class C (NAV)	-9.65%	-9.57%	-2.60%	-6.65%	-0.42%	-0.21%

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.29% for Class A, 3.04% for Class C, 2.04% for Class I and 2.29% for Class N.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses of other investment companies or Underlying Pools in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A, 1.95% for Class N, 2.70% for Class C and 1.70% for Class I. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Results shown reflect the waiver, without which the results could have been lower. Returns for periods longer than one year are annualized. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Mutual fund performance shown above is through the last business day of the month, March 28, 2013.

*The inception date of Class A, Class N and Class I is 06/01/11; the inception date of Class C is 10/20/11.

**The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***Data for these indices report on a monthly basis. Figures shown since inception include the entire month of June, including trading on June, 1, 2011.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund aims to achieve absolute returns by providing investors with liquid exposure to what it believes are best-of-breed1 managers within the global macro strategy. The managers accessed by the Fund can be grouped into two primary categories: discretionary global macro and foreign exchange, both of which utilize fundamental macro data to capitalize on market inefficiencies.

We are pleased to have funded two new allocations to the Fund during the period under review. The first, effective October 2012, was to the Brevan Howard Emerging Markets Local Fixed Income Strategy—the first time a Brevan Howard strategy has been available in a mutual fund portfolio. This allocation provides exposure to both emerging market fixed income as well as foreign exchange in the Asia-Pacific, Africa, Eastern Europe (including Russia) and Latin America regions.

The second allocation, effective March 2013, was to 300 North Capital’s Global Macro Strategy, a tactically traded, discretionary global macro approach with a focus on stock index futures. As opposed to the more thematic approach of the Fund’s other discretionary managers, 300 North combines a view on short-term economic cycles and longer-term secular cycles with central bank activity, to take advantage of expected market direction. As such, 300 North’s style should prove complementary to the portfolio.

1 Altegris defines "best-of-breed" as managers which in our opinion have demonstrated success in terms of sustained investment edge, effective risk management processes and established operations infrastructure.

The allocations to Brevan Howard and 300 North were principally funded by reductions in allocations to P/E Investments and Ortus Capital Management. At the conclusion of the period under review, the Fund’s allocations were as follows:

Figure 2: Fund’s Exposure to Global Macro Managers

Manager	Program	Sub-Strategy	3/28/2013 Exposure	4/1/2012 Exposure
Denali Asset Management	Denali Global Discretionary Program	Discretionary	31.8%	35.0%
Krom River Investment Management	Krom River Commodity Program	Discretionary	22.7%	25.0%
Ortus Capital Management	Ortus FX Strategy	Foreign Exchange	13.6%	25.0%
Brevan Howard	Brevan Howard EM Local Fixed Income Strategy	Discretionary	13.6%	0.0%
300 North Capital	Global Macro Strategy	Discretionary	11.4%	0.0%
P/E Investments	P/E FX Aggressive Strategy	Foreign Exchange	6.8%	15.0%

Drivers of Fund Performance

Although reduced towards the latter half of the fiscal year, the Fund maintained an FX bias over the period under review. This positioning should have naturally lent itself towards capitalizing on a trade such as the markedly depreciating yen—but, unfortunately, this was not the case. The Fund was long the currency over the 12 months, due primarily to positioning by Ortus.  The manager’s fundamental data continued to predict stability in the Japanese economy—all while the Bank of Japan moved towards more aggressive economic policy actions over the last six months. In addition, G7 ex-Japan currencies were highly correlated over the period, creating little opportunity to exploit further inefficiencies in the currency markets for both Ortus and P/E, the Fund’s other systematic FX manager. Accordingly, FX was by far the biggest negative contributor to the Fund during the fiscal year (See Figure 3 below).

The broad rally in global equity markets also proved to have a limited positive impact on the Fund. The Fund’s discretionary managers, particularly Denali, felt it more pragmatic to restrict exposure to risk assets such as equities, based on the premise that markets were only rallying due to expansionary monetary policy. Had Denali taken on beta/risk-on exposure by adding long stock index equity positioning throughout the year, it could have aided performance—but it also would have gone against all fundamental tenets that the manager considers in making investment decisions. Still, having equity exposure in a macro portfolio for 2012 was one of the only ways to profit for the year.

Adding to the negative attribution was Krom River, a discretionary manager that utilizes global macro inputs to trade principally in the commodity futures and option markets. Krom was directionally long commodities for the period--and the range-bound nature of commodities, coupled with continued theta bleed from long volatility option positions, led to a drag on performance.

Figure 3: Futures Performance Attribution by Sector[2] | April 1, 2012-March 28, 2013

2 Reflects global macro exposure through investment in Underlying Pools that engage CTA managers to trade futures.  Does not reflect global macro exposure obtained from the Brevan Howard allocation.

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Among the Fund’s managers, the majority of the Fund’s attribution was a consequence of the aforementioned yen currency positioning by Ortus. The manager generated 5% in negative attribution during the period.  Denali, Krom and P/E were all negative attributors to the Fund as well, albeit modestly so in each case.

One note of optimism came from the Fund’s newest managers—Brevan Howard and 300 North—each of which generated positive attribution during the period. While their performance came over short periods of time, it nonetheless underscores why we remain enthusiastic about the managers’ potential for enhancing the Fund’s risk-return profile going forward (See Figure 4)

Figure 4: Global Macro Performance Attribution by Manager | April 1, 2012-March 28, 2013

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

The last few years have presented some difficulty for global macro managers in general--with the Fund’s managers being no exception. The Fund, for example, has been positioned on the wrong side of the recent move in the yen, while not participating in the equity market rally. The addition of Brevan Howard and 300 North, coupled with an ongoing, active search for diversified alpha strategies, should further balance the Fund’s aggregate risk exposures.

We are optimistic about the managers we access, and believe that the six (and soon seven) are among the best macro managers in the industry. We also remain firm in our conviction that macro’s flexible and opportunistic approach has the potential to generate alpha, and can serve an important role in investor portfolios for years to come.

We thank you for investing in the Altegris Macro Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Alpha. A measure of performance on a risk-adjusted basis. Alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

Theta. A measure of the rate of decline in the value of an option due to the passage of time. Theta can also be referred to as the time decay on the value of an option. If everything is held constant, then the option will lose value as time moves closer to the maturity of the option.

1210-NLD-5/17/2013

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 28, 2013

The fund's performance figures* for the period ending March 28, 2013, compared to its benchmarks:
		Annualized
	Year Ended	Since Inception
	March 28,2013	June 1, 2011
Altegris Macro Strategy Fund - Class A	(9.00)%	(7.35)%
Altegris Macro Strategy Fund - Class A with load **	(14.20)%	(10.31)%
Altegris Macro Strategy Fund - Class C ***	(9.65)%	(9.57)%
Altegris Macro Strategy Fund - Class I	(8.77)%	(7.12)%
Altegris Macro Strategy Fund - Class N	(9.01)%	(7.41)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.11%	0.08%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.
*** Inception date is October 20, 2011 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 1, 2011– March 28, 2013 Past performance is not necessarily indicative of future results.
Past performance is not necessary indicative of future results.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Bonds & Notes	25.0%
Mutual Funds	16.3%
Commercial Paper	14.9%
U.S. Government Obligations	13.9%
Discount Agency Notes	8.9%
Certificates of Deposit	7.7%
Unaffiliated Trading Companies	3.9%
Structured Note	4.3%
Other, Assets Less Liabilities	5.1%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 28, 2013

Shares	INVESTMENTS - 94.9%			Value
	MUTUAL FUNDS - 16.3%
469,680	Brevan Howard Investment Fund - Emerging Markets Local Fixed Income Fund (Cost - $53,650,000) *			$ 54,757,018

	UNAFFILIATED TRADING COMPANIES ^ - 3.9%
12,866	300 North Capital LLC (a)			1,336,348
45,156	Denali Global Discretionary Program Class Denali (a)			3,889,990
54,148	Krom River Commodity Program Class Krom (a)			2,977,778
84,211	Ortus FX Strategy Class Ortus (a)			3,495,307
24,286	P/E FX Aggressive Strategy Class PE (a)			1,370,994
	TOTAL UNAFFILIATEDTRADING COMPANIES (Cost - $13,655,179)			13,070,417

Principal
Amount ($)	STRUCTURED NOTE - 4.3%		Maturity
18,400,000	Barclays Bank PLC Linked Note (a) *
	(Cost - $18,400,000)		11/20/2013	14,264,774
		Yield (b)
	LONG TERM BONDS & NOTES - 10.9%
13,150,000	Federal National Mortgage Association (c)	0.7500%	12/18/2013	13,204,836
6,000,000	Federal National Mortgage Association (c)	1.7500	5/7/2013	6,009,810
6,000,000	United States Treasury Note	2.0000	11/30/2013	6,073,594
1,000,000	United States Treasury Note	1.3750	5/15/2013	1,001,523
10,000,000	United States Treasury Note	1.2500	4/15/2014	10,110,547
	TOTAL LONG TERM BONDS & NOTES (Cost - $36,433,426)			36,400,310

	SHORT-TERM INVESTMENTS - 59.5%
	BONDS & NOTES - 14.1%
2,000,000	Federal Farm Credit Banks	0.2000	11/20/2013	2,001,226
10,850,000	Federal Farm Credit Banks	0.1500	1/17/2014	10,847,184
1,000,000	Federal Home Loan Banks	0.1900	10/18/2013	1,000,199
2,000,000	Federal Home Loan Banks	0.2900	11/15/2013	2,001,544
7,000,000	Federal National Mortgage Association (c)	1.2500	8/20/2013	7,028,994
10,250,000	United States Treasury Note	0.5000	5/31/2013	10,257,605
9,000,000	United States Treasury Note	1.1250	6/15/2013	9,018,984
5,000,000	United States Treasury Note	1.7500	4/15/2013	5,003,125
	TOTAL BONDS & NOTES (Cost - $47,151,153)			47,158,861

	CERTIFICATES OF DEPOSIT - 7.7%
6,150,000	Banco del Estado de Chile	0.1800	4/17/2013	6,150,000
5,750,000	Bank of Montreal	0.1800	4/11/2013	5,750,000
6,150,000	Norinchukin Bank	0.2700	4/15/2013	6,150,215
1,500,000	Shizuoka Bank	0.2000	4/4/2013	1,500,000
6,150,000	Sumitomo Mitsui (d)	0.1800	4/19/2013	6,150,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $25,700,215)			25,700,215

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)
March 28, 2013
Principal
Amount ($)				Yield (b)	Maturity	Value
	COMMERCIAL PAPER - 14.9%
9,347,000	Bank of Nova Scotia			0.0800%	4/1/2013	$ 9,347,000
500,000	Cancara Asset Securitization (d)			0.1800	4/5/2013	499,990
6,000,000	Chevron Corp. (d)			0.0900	4/3/2013	5,999,970
6,150,000	Coca-Cola Company (d)			0.0900	4/19/2013	6,149,723
6,100,000	Northern Pines (d)			0.2000	4/11/2013	6,099,661
4,200,000	Pfizer, Inc. (d)			0.0900	4/11/2013	4,199,895
4,400,000	Regency Markets (d)			0.1800	4/24/2013	4,399,494
7,200,000	Toronto-Dominion Holdings (d)			0.1750	4/18/2013	7,199,405
6,150,000	Wal-Mart Stores, Inc. (d)			0.0900	4/10/2013	6,149,862
	TOTAL COMMERCIAL PAPER (Cost - $50,045,000)					50,045,000

	DISCOUNT AGENCY NOTES - 8.9%
7,200,000	Fannie Mae Discount Notes (c)			0.0600	4/1/2013	7,200,000
9,429,000	Federal Farm Credit Bank Discount Note			0.0100	4/1/2013	9,429,000
5,557,000	Federal Home Loan Bank			0.0000	4/1/2013	5,557,000
7,750,000	Freddie Mac Discount Notes (c)			0.0750	4/9/2013	7,749,871
	TOTAL DISCOUNT AGENCY NOTES (Cost - $29,935,871)					29,935,871

	U.S. TREASURY BILLS - 13.9%
2,000,000	United States Treasury Bill			0.0830	4/4/2013	1,999,986
6,000,000	United States Treasury Bill			0.1050	4/18/2013	5,999,702
38,499,200	United States Treasury Bill (a,e)			0.1613	10/17/2013	38,465,114
	TOTAL U.S. TREASURY BILLS - (Cost - $46,464,802)					46,464,802

	TOTAL SHORT-TERM INVESTMENTS - (Cost - $199,297,041)					199,304,749

	TOTAL INVESTMENTS - 94.9% (Cost - $321,435,646) (f)					$ 317,797,268
	OTHER ASSETS LESS LIABILITIES - 5.1%					17,049,842
	NET ASSETS - 100.0%					$ 334,847,110

^	Global Macro Strategies Ltd.
*	Non-Income producing.
(a)	All or a portion of these investment is a holding of the AGMS Fund Limited.
(b)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.
(c)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(d)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 28, 2013 these securities amounted to  $46,848,000 or 13.99% of net assets.

(e)	All or part of the security was held as collateral for the swap held as of March 28, 2013.
(f)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $324,670,155 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized Appreciation:		$ 10,916
				Unrealized Depreciation:		(6,883,803)
				Net Unrealized Depreciation:		$ (6,872,887)

	OPEN TOTAL RETURN SWAP CONTRACTS (a)

	Reference Entity	Notional Amount	Interest Rate	Termination Date	Counterparty	Unrealized Appreciation
	Barclays Bank PLC SWAP	$ 34,736,235	LIBOR+175bps	11/9/2013	Barclays Capital Inc	$ 19,726

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

ASSETS
Investment securities:
At cost	$ 321,435,646
At value	$ 317,797,268
Cash	16,822,563
Receivable for Fund shares sold	4,142,054
Interest receivable	278,258
Unrealized appreciation on swap contracts	19,726
Receivable for securities sold	3,510
Prepaid expenses and other assets	38,981
TOTAL ASSETS	339,102,360

LIABILITIES
Payable for investments purchased	492,264
Payable for Fund shares repurchased	3,327,515
Investment advisory fees payable	257,170
Fees payable to other affiliates	40,002
Distribution (12b-1) fees payable	35,074
Accrued expenses and other liabilities	103,225
TOTAL LIABILITIES	4,255,250
NET ASSETS	$ 334,847,110

Composition of Net Assets:
Paid in capital	$ 373,459,864
Accumulated net investment loss	(8,214,938)
Accumulated net realized loss from investments	(26,779,164)
Net unrealized depreciation of investments, swaps and foreign currency	(3,618,652)
NET ASSETS	$ 334,847,110

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 44,037,415
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,061,345
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 8.70
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 9.23

Class C Shares :
Net Assets	$ 5,008,929
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	581,486
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.61

Class I Shares:
Net Assets	$ 168,971,007
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	19,330,200
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.74

Class N Shares:
Net Assets	$ 116,829,759
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	13,437,900
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.69

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 28, 2013

INVESTMENT INCOME
Interest	$ 493,534

EXPENSES
Investment Advisory fees	5,451,598
Management fees	2,683,457
Incentive fees	144,707
Administrative services fees	507,013
Distribution (12b-1) fees:
Class A	165,334
Class C	41,263
Class N	258,505
Non 12b-1 shareholder servicing fees	199,114
Transfer agent fees	149,795
Registration fees	92,004
Professional fees	90,984
Accounting services fees	79,402
Custodian fees	53,349
Trustees fees and expenses	46,661
Printing and postage expenses	40,557
Compliance officer fees	19,187
Insurance expense	13,199
Other expenses	126,505
TOTAL EXPENSES	10,162,634
Less: Fees waived by the Advisor	(349,782)
NET EXPENSES	9,812,852

NET INVESTMENT LOSS	(9,319,318)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Foreign currency transactions	50,983
Forward foreign currency exchange contracts	(7,315,273)
Futures contracts	3,126,844
Investments	(631,675)
Options contracts purchased	(8,320,325)
Options contracts written	(1,551)
Swaps	(12,420,246)
Net Realized Loss on investments	(25,511,243)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	5,141
Forward foreign currency exchange contracts	2,133,335
Futures contracts	992,773
Investments	(3,631,104)
Options contracts purchased	99,113
Swaps	19,726
Net Change in Unrealized Appreciation (Depreciation) on investments	(381,016)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(25,892,259)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (35,211,577)

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	March 28, 2013	March 31, 2012 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (9,319,318)	$ (5,972,828)
Net realized loss on investments	(25,511,243)	(1,267,178)
Net change in unrealized appreciation (depreciation) on investments	(381,016)	(3,237,636)
Net decrease in net assets resulting from operations	(35,211,577)	(10,477,642)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	52,764,690	74,966,808
Class C	4,060,320	2,901,393
Class I	149,618,190	194,276,593
Class N	104,068,668	108,948,668
Redemption fee proceeds:
Class A	3,451	1,347
Class C	255	38
Class I	11,728	3,936
Class N	7,562	2,757
Payments for shares redeemed:
Class A	(65,158,659)	(10,217,070)
Class C	(1,294,410)	(87,181)
Class I	(128,883,428)	(21,380,968)
Class N	(74,914,920)	(9,163,439)
Net increase from shares of beneficial interest transactions	40,283,447	340,252,882

NET INCREASE IN NET ASSETS	5,071,870	329,775,240

NET ASSETS
Beginning of Period	329,775,240	-
End of Period *	$ 334,847,110	$ 329,775,240
*Includes accumulated net investment loss of:	$ (8,214,938)	$ (4,908,685)

SHARE ACTIVITY
Class A:
Shares Sold	5,574,668	7,600,890
Shares Redeemed	(7,071,644)	(1,042,569)
Net increase (decrease) in shares of beneficial interest outstanding	(1,496,976)	6,558,321

Class C:
Shares Sold	438,009	295,959
Shares Redeemed	(143,570)	(8,912)
Net increase in shares of beneficial interest outstanding	294,439	287,047

Class I:
Shares Sold	15,825,724	19,669,719
Shares Redeemed	(13,967,764)	(2,197,479)
Net increase in shares of beneficial interest outstanding	1,857,960	17,472,240

Class N:
Shares Sold	11,301,048	11,101,520
Shares Redeemed	(8,029,566)	(935,102)
Net increase in shares of beneficial interest outstanding	3,271,482	10,166,418

(a)	The Altegris Macro Strategy Fund commenced operations on June 1, 2011 and Class C shares commenced operations on October 20, 2011.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class A		Class A (1)		Class C		Class C (2)

		Year Ended		Period Ended		Year Ended		Period Ended
		March 28, 2013 (3)		March 31, 2012		March 28, 2013 (3)		March 31, 2012
Net asset value, beginning of period		$ 9.55		$ 10.00		$ 9.53		$ 9.95

Income (loss) from investment operations:
Net investment loss (4)		(0.25)		(0.36)		(0.31)		(0.22)
Net realized and unrealized loss on investments		(0.60)		(0.09)		(0.61)		(0.20)
Total from investment operations		(0.85)		(0.45)		(0.92)		(0.42)

Redemption fees collected (5)		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 8.70		$ 9.55		$ 8.61		$ 9.53

Total return (6)		(8.90)%	(7)	(4.50)%	(7,8)	(9.65)%		(4.22)%	(8)

Net assets, at end of period (000s)		$ 44,037		$ 62,656		$ 5,009		$ 2,735

Ratios :
Ratio of gross expenses to average net assets (9,10,11)		2.92%	(14)	4.75%		3.67%	(14)	5.50%
Ratio of net expenses to average net assets (10,12)		2.82%	(14)	4.54%		3.57%	(14)	5.29%
	Ratio of net investment loss to average net assets (10,13)	(2.68)%	(14)	(4.43)%		(3.43)%	(14)	(5.17)%

Portfolio Turnover Rate		79%		0%	(8)	79%		0%	(8)

(1)	Class A Shares commenced operations on June 1, 2011.
(2)	Class C Shares commenced operations on October 20, 2011.
(3)	All accruals are reflective as of March 28,2013, the last business day of the month.
(4)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(5)	Represents less than $0.01 per share.
(6)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Not annualized.
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(10)	Annualized for periods less than one full year.
(11)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (9,10)
		2.04%	(14)	2.16%		2.79%	(14)	2.91%
(12)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (10)
		1.95%	(14)	1.95%		2.70%	(14)	2.70%
(13)	Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited: (10)
		(1.83)%	(14)	(1.84)%		(2.58)%	(14)	(2.59)%
(14)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class I		Class I (1)		Class N		Class N (1)

		Year Ended		Period Ended		Year Ended		Period Ended
		March 28, 2013 (2)		March 31, 2012		March 28, 2013 (2)		March 31, 2012
Net asset value, beginning of period		$ 9.57		$ 10.00		$ 9.55		$ 10.00

Income (loss) from investment operations:
Net investment loss (3)		(0.23)		(0.34)		(0.25)		(0.36)
Net realized and unrealized loss on investments		(0.60)		(0.09)		(0.61)		(0.09)
Total from investment operations		(0.83)		(0.43)		(0.86)		(0.45)

Redemption fees collected (4)		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 8.74		$ 9.57		$ 8.69		$ 9.55

Total return (5)		(8.67)%	(6)	(4.30)%	(6,7)	(9.01)%		(4.50)%	(7)

Net assets, at end of period (000s)		$ 168,971		$ 167,290		$ 116,830		$ 97,095

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (8,9,10)		2.67%	(13)	4.50%		2.92%	(13)	4.75%
Ratio of net expenses to average net assets (9,11)		2.57%	(13)	4.29%		2.82%	(13)	4.54%
	Ratio of net investment loss to average net assets (9,12)	(2.43)%	(13)	(4.19)%		(2.68)%	(13)	(4.44)%

Portfolio Turnover Rate		79%		0%	(7)	79%		0%	(7)

(1)	Class I and Class N shares commenced operations on June 1, 2011.
(2)	All accruals are reflective as of March 28,2013, the last business day of the month.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (8,9)
		1.79%	(13)	1.91%		2.04%	(13)	2.16%
(11)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (9)
		1.70%	(13)	1.70%		1.95%	(13)	1.95%
(12)	Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited: (9)
		(1.58)%	(13)	(1.60)%		(1.83)%	(13)	(1.86)%
(13)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 28, 2013

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Macro Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek absolute returns. The Fund seeks to achieve its investment objective by allocating its assets between Global Macro strategies and a Fixed Income strategy.

The Fund offers Class A, Class C, Class I and Class N shares. The Fund added Class C shares October 20, 2011. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their NAV without an initial sales charge. Class C shares may be subject to a CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are offered at net asset value (“NAV”) without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AGMS Fund Limited (“AGMS”) a wholly-owned and controlled subsidiary of which the Fund may invest up to 25% of its total assets. AGMS invests in the global derivatives markets through the use of the unaffiliated trading companies of Global Macro Strategy Limited (“GMSL”). The Fund consolidates the results of subsidiaries in which the fund holds a controlling economic interest (greater than 50%). GMSL is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on April 6, 2011. GMSL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTA”). Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. AGMS may redeem its shares in GMSL on a biweekly basis.  During the period ended March 28, 2013, the Fund held a controlling economic interest of GMSL from April 1, 2012 to November 21, 2012 and all inter-company accounts and transactions have been eliminated in consolidation.

A summary of the Fund’s investment in AGMS is as follows:

	Inception Date of AGMS	AGMS Net Assets at March 28, 2013	% Of Total Net Assets at March 28, 2013
AGMS	4/13/2011	$66,439,827	19.84%

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

Due to the reporting period ending on a non-business day, the Fund chose to use March 28, 2013, the last business day in March for its reporting year end.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options and Futures shall be valued at the close price at 4 pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Altegris Advisors, LLC (the “Advisor”) fair values the investments in GMSL daily based on the underlying CTA’s current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisor’s estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisors estimate or the CTA’s estimate. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at March 28, 2013, the NAV is calculated using the current market values of the CTAs total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the reference assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at March 28, 2013 is a reflection of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 28, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Mutual Funds	$ -	$ 54,757,018	$ -	$ 54,757,018
Unaffiliated Trading Companies	-	13,070,417	-	13,070,417
Structured Note	-	14,264,774	-	14,264,774
Bonds & Notes	-	83,559,171	-	83,559,171
Certificates of Deposit	-	25,700,215	-	25,700,215
Commercial Paper	-	50,045,000	-	50,045,000
Discount Agency Notes	-	29,935,871	-	29,935,871
U.S. Government Obligations	-	46,464,802	-	46,464,802
Total Investments	$ -	$ 317,797,268	$ -	$ 317,797,268

Derivatives
Swaps	$ -	$ 19,726	$ -	$ 19,726
Total Assets	$ -	$ 317,816,994	$ -	$ 317,816,994

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the beginning of the reporting period.

*Refer to the Consolidated Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2012 and 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGMS is an exempted Cayman investment company. AGMS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGMS is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 28, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $118,340,411 and $33,102,914, respectively. For the year ended March 28, 2013, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $17,293,914 and $10,000,000 respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product’). If Barclays becomes insolvent, Barclays may not be able to make any payments under the

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts purchased/written and the premiums received by the Fund for the year ended March 28, 2013 were as follows:

	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
Call/Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	-	$ -	-	$ -
Options purchased/written	2,674	525,216	4,286	1,256,836
Options closed	(363)	(346,684)	(1,889)	(1,129,300)
Options expired	(2,311)	(178,532)	(2,397)	(127,536)
Options outstanding, end of year	-	$ -	-	$ -

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 28, 2013:

Location on the Consolidated Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives
Interest Contracts	Unrealized appreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 28, 2013:

Asset Derivatives Investment Value
	Interest Rate contracts	Total Value at March 28, 2013
Swaps	$ 19,726	$ 19,726

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended March 28, 2013:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from Forward foreign currency exchange contracts

    Interest rate contracts

Net realized gain (loss) from Futures contracts

Net realized gain (loss) from Option contracts purchased

Net realized gain (loss) from Option contracts written

Net realized gain (loss) from Swaps

Net change in unrealized appreciation (depreciation) on Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on Futures contracts

Net change in unrealized appreciation (depreciation) on Option contracts    purchased

Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended March 28, 2013:

Realized gain/(loss) on derivatives recognized in the consolidated statement of operations
Derivative Investment type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 28, 2013
Forward Contracts	$ -	$ (7,315,273)	$ -	$ -	$ (7,315,273)
Futures	(400,778)	(5,817,166)	8,285,674	1,059,114	3,126,844
Purchased Options	(35,894)	(93,805)	(8,190,626)	-	(8,320,325)
Written options	24,069	190,580	(78,594)	(137,606)	(1,551)
Swaps	-	-	-	(12,420,246)	(12,420,246)
	$ (412,603)	$ (13,035,664)	$ 16,454	$ (11,498,738)	$ (24,930,551)

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the consolidated statement of operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 28, 2013
Forward Contracts	$ -	$ 2,133,335	$ -	$ -	$ 2,133,335
Futures	(84,059)	785,529	401,680	(110,377)	992,773
Purchased Options	-	-	99,113	-	99,113
Swaps	-	-	-	19,726	19,726
	$ (84,059)	$ 2,918,864	$ 500,793	$ (90,651)	$ 3,244,947

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. The Fund’s Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, Fund’s accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (GMSL) or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70%, 1.70% and 1.95% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  For the year ended March 28, 2013, the Advisor waived fees in the amount of $349,782.  As of March 28, 2013 the Advisor may recapture $251,251 and $349,782 through March 31, 2015 and 2016, respectively.

During the year ended March 28, 2013, GMSL engaged 300 North Capital LLC (North), Denali Asset Management LLP (Denali), Krom River Investment Management (Krom), Ortus Capital Management (Ortus) and Queensboro Advisors, LLC (Queensboro) each a CTA to provide advisory services. Pursuant to the terms of the Advisory Agreement with GMSL, North, Denali, Krom, Ortus and Queensboro direct the Fund’s commodity trading activities under the Global Macro strategies. As compensation for its services and the related expenses borne by the Denali, Krom, Ortus and Queenboro, each a CTA, the Fund agrees to pay a management fees and incentive fees, respective to each CTA. Per Agreements for services rendered during the year ended March 28, 2013, the CTA’s, as a whole received $2,683,457 in management fees and $144,707 in incentive fees.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

daily net assets attributable to Class A and Class N shares, and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended March 28, 2013, pursuant to the Plan, Class A, Class C and Class N shares paid $165,334, $41,263 and $258,505, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended March 28, 2013, the Distributor received $50,077 and $32,160 in underwriting commissions for sales of Class A and Class C shares, of which $8,407 and 1,333, respectively, was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The administration of GMSL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with GMSL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of GMSL prior to subscriptions issued, and before any management fees accrued.

The Fund is part of a series of Altegris Mutual Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi Strategy Alternative Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended March 28, 2013, Class A, Class C, Class I and Class N shares, assessed redemption fees in the amounts of $3,451, $255, $11,728 and $7,562, respectively.

6.  TAX COMPONENTS OF CAPITAL

As of March 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Qualified	Other Book	Unrealized	Total
Ordinary	Long-Term	Late-Year	Tax	Appreciation	Accumulated
Income	Gains	Losses	Differences	(Depreciation)	Earnings (Deficits)
$ -	$ -	$ (362,615)	$ (31,377,252)	$ (6,872,887)	$ (38,612,754)

The difference between book basis and tax basis unrealized appreciation/ (depreciation), accumulated net investment loss and accumulated net realized loss from security transactions are primarily attributable to the tax adjustments relating to the Fund’s holding in AGMS.

Qualified late year losses include Ordinary late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $362,615.

Permanent book and tax differences, primarily attributable to net operating losses resulted in reclassification for the period ended March 31, 2013 as follows: a decrease in paid in capital of $6,012,645; a decrease in accumulated net investment losses of $6,013,065; and an increase in accumulated net realized loss from security transactions of $420. Net assets were not affected by these reclassifications.

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis and capital loss carryforwards in accordance with March 31, 2013 tax year end of the Fund.

7.  RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Genworth Financial, Inc. (“Genworth”) the parent company of Altegris, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including Altegris, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC. The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 28, 2013

 between Altegris and the Trust, on behalf of the Fund, as well as the sub-advisory agreement between Altegris and various sub-advisers, if any, on behalf of the Fund. On April 24, 2013, the Board met to consider the approval of a new investment advisory agreement and, if any, new sub-advisory and, if any, new sub-advisory agreements (collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Fund, and Altegris. The New Advisory Agreements are substantially similar in all material respects to each current advisory agreement with Altegris. The effective date of the New Advisory Agreement with respect to the Fund will be later of the date shareholders of the Fund approve the investment advisory agreement between Altegris and the Trust, or upon the closing of the Transaction.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Macro Strategy Fund (the Fund), including the consolidated portfolio of investments, as of March 28, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year ended March 28, 2013 and for the period June 1, 2011 (commencement of operations) to March 31, 2012, and the consolidated financial highlights for each of the year or period indicated herein.  These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Macro Strategy Fund at March 28, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year ended March 28, 2013 and for the period June 1, 2011 (commencement of operations) to March 31, 2012, and the consolidated financial highlights for each of the year of period indicated herein, in conformity with U.S. generally accepted accounting principles.

May 28, 2013

Altegris Macro Strategy Fund

EXPENSE EXAMPLES (Unaudited)

March 28, 2013

As a shareholder of the Altegris Macro Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Macro Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2012 and ending March 28, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Macro Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		10/1/12	3/28/2013	10/1/12 – 3/28/13
Class A	2.39%	$1,000.00	$912.90	$11.30
Class C	3.14%	$1,000.00	$909.20	$14.82
Class I	2.14%	$1,000.00	$913.30	$10.12
Class N	2.39%	$1,000.00	$911.90	$11.30
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period ***
Hypothetical **
(5% return before expenses)		10/1/12	3/31/2013	10/1/12 – 3/31/13
Class A	2.39%	$1,000.00	$1,013.01	$11.99
Class C	3.14%	$1,000.00	$1,009.27	$15.73
Class I	2.14%	$1,000.00	$1,014.26	$10.75
Class N	2.39%	$1,000.00	$1,013.01	$11.99

*     Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (179) divided by the number of days in the fiscal year (362).

**   Please note that the Fund chose to end its reporting year end on March 28, 2013, the last business day in March, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2011 to March 31, 2013.

*** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Altegris Macro Strategy Fund (Adviser – Altegris Advisors, LLC) *

In connection with the regular meeting held on March 27 and 28, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, on behalf of Altegris Macro Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trust’s CCO confirmed that the officers of the Trust continue to have had a good working relationship with Altegris, and that no material compliance issues had been noted at Altegris during the last year.  The Trust’s CCO noted Altegris’ strong compliance infrastructure.  The Board noted its familiarity with the key personnel at Altegris, and that Altegris has a robust infrastructure with qualified personnel that provide research, operational, sales and marketing, and legal and compliance services to the Fund.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure compliance with prospectus and 1940 Act guidelines.  Based on its previous history with Altegris, and the information Altegris provided, the Board concluded that Altegris continues to have the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance.  The Board discussed the poor performance of the Fund since its inception in June of 2011 and over the 1-year period.  Over those periods, the Morningstar category, the benchmark and two peer groups each had either negative performance or barely passed breakeven, while the Fund was down 10.37% over the 1-year period and was down 7.26% since inception, lagging behind all comparable averages in both periods.  The Trustees discussed the quarter –by-quarter performance analysis Altegris provided.  The Board was appreciative of Altegris’ frank assessment of its own poor performance and its proactive efforts to improve the Fund’s performance.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.50% and the net expense ratio of 1.99%, and compared it to the averages of the Fund’s Morningstar category and two peer groups Altegris provided.  The Trustees noted that net expense ratio was lower than both peer groups and the Morningstar category, while the advisory fee was moderately higher than the Morningstar and one of the peer group category averages, while slightly lower than the other peer group average. After evaluating the materials provided, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  They noted the asset levels at which Altegris estimates economies of scale will be reached are integrated into a breakpoint schedule beginning at $1 billion in assets.  After discussion, it was the consensus of the Trustees that they would continue to monitor the situation in case any circumstances related to economies of scale and breakpoints change, and that the current breakpoints are satisfactory.

Profitability.  The Trustees considered the profits realized by Altegris over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees considered the fees waived by Altegris pursuant to the expense cap and the impact on Altegris’s profits.  The Trustees concluded that Altegris realized a reasonable level of profit, in both total dollars and percentage of net advisory fees, given the size of the Fund.

Conclusion.  Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Macro Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 28, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions

  account transactions and transaction history

  investment experience and purchase history
  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or deposit money

  direct us to buy securities or direct us to sell your securities seek advice about your investments

  We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

  sharing for affiliates' everyday business purposes - information about your creditworthiness.

  affiliates from using your information to market to you.

  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $42,000

(b)

Audit-Related Fees

2012 -  None

(c)

Tax Fees

2013 - $9,725

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $9,725

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/7/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/7/13